UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A-2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2007.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

Effective as of May 1, 2007, Magnus International Resources Inc. (the “Company”), entered into and closed a share purchase agreement (the “Agreement”), with Magnus International Holdings (BVI) Inc., African Mineral Fields Inc. (“AMF”), Peter Chen, Gavin Conway, Flemish Investments Limited, Michael Raven, Glenda Taufen, Excel Capital Corp., Emerson Capital Corp., Michael Tan and East African Mineral Resources, with respect to the acquisition by Magnus International Holdings (BVI) Inc. of all of the issued and outstanding shares in the capital of AMF.  In exchange, the shareholders of AMF received six million shares of common stock of the Company and are to receive two hundred thousand Series “B” preferred shares all in accordance with the Schedule “A” attached to the Agreement.  The two hundred thousand Series “B” preferred shares have the following rights and restrictions:

(a)	Voting. Each holder of Series “B” Preferred Shares of record shall not have voting rights, except as required by law.

(b)	Dividends. Series “B” Preferred Shares shall not participate in dividends.

(c)	No Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the holders of the Series “B” Preferred Shares shall not be entitled to receive any distribution by reason of the ownership thereof.

(d)	Conversion.

(i)	Conversion Based on Mineral Resources. Series “B” Preferred Shares shall have the right to convert to shares of common stock, at the election of the holder, on a one-for-ten basis based on the current properties of African Mineral Fields Inc., namely the Mitoma, Mwerusandu, Mubende and Lugazi Projects (the “Projects”), collectively developing resource category gold ounces in the aggregate as follows:
  3,000 Series “B” Preferred Shares will be converted into 30,000 shares of common stock for each 30,000 gold equivalent ounces of inferred resource collectively developed on the Projects in the aggregate;

  3,000 Series “B” Preferred Shares will be converted into 30,000 shares of common stock for each 30,000 gold equivalent ounces of measured and indicated resource (whether by improvement of inferred ounces or by new ounces) collectively developed on the Projects in the aggregate; and

  3,000 Series “B” Preferred Shares will be converted into 30,000 shares of common stock for each 30,000 gold equivalent ounces as are proven reserve status (whether by improvement of measured ounces or by new ounces) collectively on the Projects in the aggregate ;

in each case in accordance with declarations of the Board of Directors of the Purchaser in accordance with Canadian securities National Instrument 43-101 Standards of Disclosure for Mineral Projects and provided that no Series “B” Preferred Shares will be converted into shares of common stock until at least a minimum of 250,000 resource category gold ounces have been collectively developed on the Projects in the aggregate, at which time conversion of Series “B” Preferred Shares will be made in the appropriate multiples of share conversion rights accrued to such time, and after which additional conversions will be calculated as indicated in paragraphs A, B and C above.

In the event of any conversion of Series “B” Preferred Shares under this subsection, the converting holder shall be entitled to receive any dividends which may have been declared but have not been paid with respect to the Series “B” Preferred Shares so converted from the date of notice of election to convert.

(ii)	Mechanics of Conversion. Before any holder of Series “B” Preferred Shares shall be entitled to receive a certificate(s) for shares of common stock representing the Series “B” Preferred Shares converted under paragraph (d)(i), such holder shall surrender the certificate(s) (if any) representing the Series “B” Preferred Shares so converted, duly endorsed, at the principal corporate office of the Company, and shall give written notice to the Company at its principal corporate office of the name(s) in which the certificate(s) for shares of common stock are to be issued. The Company shall, promptly thereafter, issue and deliver to such holder of Series “B” Preferred Shares, or to the nominee(s) of such holder, a certificate(s) for the number of shares of common stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made on the date of the notice and the person(s) entitled to receive the shares of common stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such shares of common stock as of such date.

In the event that at any time of conversion of Series “B” Preferred Shares into shares of common stock there is more than one holder of Series “B” Preferred Shares, then the number of Series “B” Preferred Shares of each such holder to be converted into shares of common stock shall be determined proportionately based on the percentage of the total number of Series “B” Preferred Shares held by such holder at the time of conversion.

(iii)	Adjustment. In the event that the number or kind of shares of common stock in the capital of the Company outstanding is changed by reason of dividend, stock split or recapitalization, the conversion ratio and/or the securities to be received upon conversion set forth in Clause 2.3(d)(i) shall be appropriately adjusted by the Company’s Board of Directors.

(iv)	No Fractional Shares. No fractional shares of Series “B” Preferred Shares shall be convertible under Clause 2.3(d)(i) and no fractional shares of common stock shall be issued upon conversion of the Series “B” Preferred Shares. In lieu of any fractional shares of common stock which would otherwise be issuable upon conversion, the Company shall pay to the holder cash equal to the product of such fraction multiplied by the then-

current fair market value of one share of common stock, computed to the nearest whole cent. The then-current fair market value of such shares shall be as determined in good faith by the Company’s Board of Directors with reference to the public trading price, if any, of such shares.

In addition, in accordance with the Agreement, the shares of common stock of the Company issued to the AMF shareholders and any Series “B” preferred shares that are converted to shares of common stock of the Company have the following restrictions when available for resale: 1) each AMF shareholder may not sell more than 10% of the daily volume of the Company’s common shares on any given day; and 2) each AMF shareholder may not sell more than 400,000 common shares of the Company in any calendar month.

AMF holds an exclusive option to acquire 100% inetests in four gold projects in Uganda, namely the Mitoma, Mwerusandu, Mubende and Lugazi Projects.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which was attached to the Form 8-K filed on May 10, 2007.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See the disclosure under Item 1.01 above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements are included in this Form 8-K/A.

Audited Financial Statements of African Mineral Fields Inc. as at July 31, 2006

Report of Independent Registered Public Accounting Firm

Balance Sheet as at July 31, 2006

Statement of Operations for the period January 17, 2006 (date of inception) to July 31, 2006

Statement of Cash Flows for the period of January 17, 2006 (date of inception) to July 31, 2006

Statement of Stockholder’s Equity (Deficit) for the period of January 17, 2006 (date of inception) to July 31, 2006

Notes to Financial Statements

Unaudited Financial Statements of African Mineral Fields Inc. as at April 30, 3007

Balance Sheet as at April 30, 2007

Statement of Operations for the period ended April 30, 2007 and April 30, 2006

Statement of Cash Flows for the period ended April 30, 2007 and April 30, 2006

Statement of Stockholder’s Equity (Deficit) for the period ended April 30, 2007 and April 30, 2006

Notes to Financial Statements

Pro Forma Consolidated Financial Information

Introduction to Pro Forma Consolidated Financial Information for the fiscal year ended July 31, 2006

Pro Forma Consolidated Statement of Operations for the fiscal year ended July 31, 2006

Explanatory Notes to the Pro Forma Consolidated Financial Information for the fiscal year ended July 31, 2006

Introduction to Pro Forma Consolidated Financial Information for the period ended April 30, 2007

Pro Forma Consolidated Balance Sheet as at April 30, 2007

Pro Forma Consolidated Statement of Operations for the period ended April 30, 2007

Explanatory Notes to the Pro Forma Consolidated Financial Information for the period ended April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2007

                                                                                                    MAGNUS INTERNATIONAL
                                                                                                    RESOURCES INC.

                                                                                                     By:       /s/ Graham Taylor
                                                                                                     Name:  Graham Taylor
                                                                                                     Title:    President and a Director

Report of Independent Registered Public Accounting Firm

Board of Directors
African Mineral Fields Inc.

We have audited the accompanying balance sheet of African Mineral Fields Inc. (An Exploration Stage Company) as of July 31, 2006 and the related Statements of Operations, stockholders’ equity, and cash flows for the period from January 17, 2006 (date of inception) to July 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Financial Statements referred to above present fairly, in all material respects, the financial position of African Mineral Fields Inc. (An Exploration Stage Company) as of July 31, 2006 and the results of its operations, stockholders’ equity, and its cash flows for the period from January 17, 2006 (date of inception) to July 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has experienced losses since its inception and has limited business operations, which raises substantial doubt about the Company’s ability to continue as a going concern. Management's plan in regard to this matter is also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Schumacher & Associates, Inc.

Schumacher & Associates, Inc.
Certified Public Accountants
2525 Fifteenth Street, Suite 3H
Denver, Colorado 80211

July 9, 2007

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Balance Sheet
(Expressed in US Dollars)

Note 2 - Basis of Presentation - going concern	July 31
2006

ASSETS

CURRENT ASSETS
Cash	$36,894
Advances receivable from related party (Note 3)	10,000
Prepaid expenses and other	10,000

Total current assets	56,894

Mineral Property Licenses (Note 4)	-

Total assets	$56,894
===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$27,616
Accrued liabilities	26,935

Total current liabilities	54,551

COMMITMENTS AND CONTINGENCIES (Notes 1, 2, 4, 6, 8)

STOCKHOLDERS' EQUITY
Common stock (Note 5)
Authorized 50,000,000 shares without par value
Issued and outstanding 14,000,000 shares	339,500
Accumulated deficit during exploration stage	(337,157)

Total stockholders' equity	2,343

Total liabilities and stockholders' equity	$56,894
===========

The accompanying notes to the financial statements are an integral part of these statements. 8

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Statement of Operations
(Expressed in US Dollars)

Exploration stage from inception January 17, 2006 through July 31, 2006

EXPENSES
Consulting	$5,720
Professional fees	23,398
Exploration licenses	170,000
Geological expenses	130,316
Travel	5,835
Other administrative expenses	2,435

Total expenses	337,704

Gain on foreign currency transactions	547

Net (loss) for the period	$(337,157)
==============

Net loss per common share - basic and fully diluted:

Net (loss) for the period	$(0.03)
==============

Weighted average number of common stock outstanding
9,734,694
==============

The accompanying notes to the financial statements are an integral part of these statements. 9

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Statement of Cash Flows
(Expressed in US Dollars)

Exploration stage from inception January 17, 2006 through July 31, 2006

Cash (used in) operating activities:
Net (loss)	$(337,157)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock issued / allotted for services and licenses	39,000
Net change in operating assets and liabilities:
Prepaid expenses	(10,000)
Accounts payable	27,616
Accrued liabilities	26,935

Net cash (used in) operating activities
(253,606)

Cash from (used in) financing activities:
Issue of shares	300,500
Advances to related party	(10,000)

Net cash from financing activities	290,500

Increase in cash	36,894

Cash, beginning of period	-

Cash, end of period	$36,894
==============

The accompanying notes to the financial statements are an integral part of these statements. 10

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Statement of Stockholders' Equity
(Expressed in US Dollars)

	Common Stock	Amount	Deficit Accumulated During Exploration Stage	Stockholders’ Equity

Balance at inception, January 17, 2006	-	$ -	$ -	$ -
Shares issued for cash of $0.01995 per share February 10, 2006	10,000,000	199,500	-	199,500
Shares issued at a price of $0.02 per share as consideration for transfer of exploration licenses May 8, 2006	1,000,000	20,000	-	20,000
Shares issued at a price of $0.02 per share June 8, 2006	1,000,000	20,000	-	20,000
Units issued for cash of $0.05 per unit June 8, 2006	1,000,000	50,000	-	50,000
Units issued for cash of $0.05 per unit July 18, 2006	1,000,000	50,000	-	50,000
Net loss for the year	-	-	(337,157)	(337,157)

Balance July 31, 2006	14,000,000	$ 339,500	$ (337,157)	$ 2,343
	==========================================

The accompanying notes to the financial statements are an integral part of these statements. 11

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

The Company was incorporated in the British Virgin Islands on January 17, 2006. Immediately upon incorporation the Company entered an exploration stage.

On May 8, 2006 the Company acquired an option to acquire a group of three exploration licenses in Uganda (the “Mwerusandu Licenses”) and a group of six exploration licenses in Uganda (the “Mitoma Licenses”) from an unrelated third party (the “Grantor”).

In order to exercise the option on the Mwerusandu licenses the Company would be required to pay $30,000 cash immediately and another $15,000 within three months, issue 500,000 shares to the Grantor and incur $2,000,000 on exploration of the licensed properties over three years. During the year the Company paid the first $30,000 cash and issued the 500,000 shares to the Grantor.

In order to exercise the option on the Mitoma licenses the Company would be required to pay $20,000 cash immediately and another $100,000 within 30 days, another $60,000 within three months and another $55,000 within six months, issue 500,000 shares to the Grantor and incur $2,000,000 on exploration of the licensed properties over three years. During the year the Company paid the first $120,000 cash and issued the 500,000 shares to the Grantor.

During the year the Company commenced exploration of the licensed properties.

Cash and Cash Equivalents

Cash equivalents comprise certain highly liquid instruments with a maturity of three months or less when purchased.  As at July 31, 2006, the Company did not have any cash equivalents.

Mineral Properties and Exploration Expenses

Mineral property acquisition, exploration and development costs are charged to operations as incurred until such time that proven or probable ore reserves are discovered.  From that time forward, the Company will capitalize all costs to the extent that future cash flow from reserves equals or exceeds the costs deferred.  The deferred costs will be amortized using the unit-of-production method when a property reaches commercial production. As at July 31, 2006, the Company did not have proven or probable reserves.

Asset Retirement Obligations

The Company has adopted SFAS No. 143, “Accounting for Asset Retirement Obligations” which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred.   SFAS No. 143 requires a liability to be recorded for the present

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

value of the estimated site restoration costs with corresponding increase to the carrying amount of the related long-lived asset.  The liability will be accreted and the asset will be depreciated over the life of the related assets.  Adjustments for changes resulting from the passage of time and changes to either the timing or amount of the original present value estimate underlying the obligation will be made. As at July 31, 2006, the Company did not have any asset retirement obligations.

Advertising Expenses

Advertising expenses are expensed as incurred.

Foreign Currency

The administration of the Company is located primarily in Canada and the exploration operations are located in Uganda.  The Company maintains both U.S. Dollar and Canadian Dollar bank accounts. The functional currency is the U.S. Dollar. Transactions in foreign currencies are remeasured into the functional currency at the rate in effect at the time of the transaction. Remeasurement gains and losses that arise from exchange rate fluctuations are included in income or loss from operations.

Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles of United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared.    Actual results could differ from those estimates.

Loss Per Share

Basic earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share is equal to the basic loss per share for the year ended July 31, 2006 because common stock equivalents consisting of warrants to acquire 2,000,000 shares of common stock that are outstanding at July 31, 2006 are anti-dilutive, however, they may be dilutive in future.

Fair Value of Financial Instruments

The carrying value of cash, advances receivable, and accounts payable and accrued liabilities at July 31, 2006 reflected in these financial statements approximates their fair value due to the short-term maturity of the instruments.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”.  Comprehensive income or loss includes net income or loss and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. In the year ended July 31, 2006 the Company had no comprehensive income other than net loss from operations.

Income taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse.  A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Concentrations

The Company uses one supplier to supply the exploration licenses and most of the manpower and technical expertise for the minerals exploration for the Company’s two exploration projects in Uganda.

The Company holds cash in bank accounts that are not insured against financial institution failure due to holding US currency in Canada.

Impairment of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.”  If impairment is deemed to exist, the asset will be written down to its fair value.  Fair value is generally determined using a discounted cash flow analysis.  As at July 31, 2006, the Company does not believe any adjustment for impairment is required.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions”.  SFAS No. 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

within reasonable limits or (2) the transactions lack commercial substance.  SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.  The adoption of FASB No. 153 does not have a material impact on the Company’s financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”. SFAS No. 154 replaces APB Opinion No. 20 “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements”. SFAS No. 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 does not have any impact on the Company’s financial statements.

There were various other accounting standards and interpretations issued during 2006, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.

2. BASIS OF PRESENTATION – GOING CONCERN

These financial statements have been prepared on a going-concern basis which assumes that the Company will be able to realize assets and discharge liabilities in the normal course of business for the foreseeable future.

The Company has experienced losses since the inception of the exploration stage amounting to $337,157 as of July 31, 2006.  As of July 31, 2006, the Company had a total of $36,894 in cash, however this amount is insufficient to sustain operations over the course of the next year. The Company has limited business operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.  The ability of the Company to meet its commitments as they become payable, including the completion of acquisitions, exploration and development of mineral properties and projects, is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations.  There are no assurances that the Company will be successful in achieving these goals.

The Company is in the process of exploring and evaluating its optioned mineral properties and projects and has not yet determined whether these properties contain economically recoverable ore reserves.  The underlying value of the mineral properties is entirely dependent on the existence of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete development and upon future profitable production or sufficient proceeds from the disposition thereof.

These financial statements do not give effect to adjustments to the amounts and classifications to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

3. ADVANCES RECEIVABLE FROM RELATED PARTY

The Company paid $10,000 to a company controlled by the controlling shareholder of the Company. The advance does not bear interest and has no specific terms of repayment. The advance was subsequently repaid (see note 8).

4. MINERAL PROPERTIES

To July 31, 2006, the Company had entered into the following material agreements with respect to mineral properties and exploration licenses in Uganda.

Mwerusandu agreement

On May 8, 2006 the Company acquired an option to acquire a group of three exploration licenses in Uganda (the “Mwerusandu Licenses”) from an unrelated third party, Flemish Investments Limited and its affiliate, East African Mineral Resources (collectively “Flemish”). In order to exercise the option on the Mwerusandu licenses the Company would be required to:

  pay $30,000 cash to Flemish on the effective date of the agreement and another $15,000 within three months of the effective date, issue 500,000 shares to Flemish,
  incur $2,000,000 on exploration (including annual license rental payments) of the licensed properties on the following schedule:
    $350,000 within one year of the effective date of the agreement a cumulative total of $650,000 within two years of the effective date of the agreement a cumulative total of $2,000,000 within three years of the effective date of the agreement.

The Company paid the first $30,000 cash and issued the 500,000 shares on May 8, 2006. Should the Company fail to complete the exercise of the option by completion of the exploration expenditures on the properties, formal ownership of the licenses would not be transferred to the Company. Upon completion of exercise of the option, transfer of the licenses will be subject to prior approval of the Uganda Commissioner of Geological Survey and Mines. The Company will also be required by Uganda law to employ a person who holds a prospecting license.

Once AMF successfully fulfills its obligations under the Mwerusandu Agreement to earn its interest in the Mwerusandu Property, Flemish is entitled to receive from AMF a net smelter returns royalty on a sliding scale between 0.5% (if the gold price is below $250/oz.) and 2.1% (if the gold price is above $1,200/oz.), depending on the price of gold when the NSR royalty is being paid. Should the Company put a mine into production on the property but not produce at a rate of at least 50,000 ounces of gold before the eighth anniversary of the effective date of the agreement, the Company will be required to pay compensation to Flemish equal to $25 per ounce for the shortfall.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses on the Company’s behalf in partial exercise of the terms of the option.

Mitoma agreement

On May 8, 2006 the Company acquired an option to acquire a group of five exploration licenses and one pending license (subsequently issued in August 2006) in Uganda (the “Mitoma Licenses”) from Flemish. In order to exercise the option on the Mitoma licenses the Company would be required to:

  pay $20,000 cash to Flemish on the effective date of the agreement and additional amounts on the following schedule:
    another $100,000 within 30 days of the effective date
    another $60,000 within three months of the effective date, and another $55,000 within six months of the effective date.
  issue 500,000 shares to Flemish,
  incur $2,000,000 on exploration (including annual license rental payments) of the licensed properties on the following schedule:
    $350,000 within one year of the effective date of the agreement, a cumulative total of $650,000 within two years of the effective date of the agreement , a cumulative total of $2,000,000 within three years of the effective date of the agreement.

The Company paid the first $20,000 cash and issued the 500,000 shares on May 8, 2006. The Company paid $100,000 on June 28, 2006. Should the Company fail to complete the exercise of the option by completion of the exploration expenditures on the properties, formal ownership of the licenses would not be transferred to the Company. Upon completion of exercise of the option, transfer of the licenses will be subject to prior approval of the Uganda Commissioner of Geological Survey and Mines. The Company will also be required by Uganda law to employ a person who holds a prospecting license.

Once AMF successfully fulfills its obligations under the Mitoma Agreement to earn its interest in the Mitoma Property, Flemish is entitled to receive from AMF a net smelter returns royalty on a sliding scale between 0.5% (if the gold price is below $250/oz.) and 2.1% (if the gold price is above $1,200/oz.), depending on the price of gold when the NSR royalty is being paid. Should the Company put a mine into production on the property but not produce at a rate of at least 50,000 ounces of gold before the eighth anniversary of the effective date of the agreement, the Company will be required to pay compensation to Flemish equal to $25 per ounce for the shortfall.

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses on the Company’s behalf in partial exercise of the terms of the option.

A summary of the licenses covered by the above option agreements is as follows (annual rentals given in Ugandan Shillings amount, with total shown also in approximate $US amount):

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

EL	Concession	Project	Approx	Expiry date	Area in Square km
Number	Name	Name	Location			Annual Rental

EL 0004	Nhcwero	Mitoma	Bushenyi	March 17, 2008	10.7	UGX 110,000
EL 0005	Kabira	Mitoma	Bushenyi	March 22, 2008	80.0	UGX 800,000
EL 0018	Nyamulindira	Mwerusandu	Rubaare	March 22, 2008	20.0	UGX 200,000
EL 0019	Mwerusandu N	Mwerusandu	Rubaare	March 22, 2008	19.0	UGX 190,000
EL 0022	Mwerusandu W	Mwerusandu	Rubaare	April 21, 2008	18.7	UGX 190,000
EL 0023	Kahungye	Mitoma	Bushenyi	April 21, 2008	19.2	UGX 200,000
EL 0024	Rutaka	Mitoma	Bushenyi	April 21, 2008	15.0	UGX 150,000
EL 0025	Rugoma	Mitoma	Bushenyi	April 21, 2008	16.0	UGX 160,000
EL 0117	Kabira East	Mitoma	Kitaka	August 9, 2009	138.1	UGX 1,440,000

					336.7	UGX 3,440,000
					==========
						$2,008
						============

Upon expiry, the exploration licenses may be renewed for up to two renewal periods of two years each.

5. COMMON STOCK

On February 10, 2006, the Company issued 10,000,000 shares (each a “Share”) to companies indirectly controlled by its President for proceeds of $199,500.

On May 8, 2006, the Company issued 1,000,000 shares (each a “Share”) to Flemish in partial exercise of the Mwerusandu and Mitoma agreements (see note 4) and assigned a price of $0.02 per share or $20,000 in aggregate to this issuance.

On June 8, 2006, the Company issued 1,000,000 shares (each a “Share”) to two individuals at  a price of $0.02 per share for proceeds of $1,000 cash plus exploration consulting services valued at $19,000, for total proceeds of $20,000. Exploration expense of $19,000 was recorded upon the issuance of the shares.

On June 27, 2006, the Company issued 1,000,000 units (each a “Unit”) to one individual for proceeds of $50,000. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a “Warrant”).  Each Warrant entitles the holder thereof to acquire one additional share of common stock of the Company at an exercise price of $0.50 per share with an expiry date of two years from the date of issuance of the Warrants.

On July 18, 2006, the Company issued 1,000,000 units (each a “Unit”) to one individual for proceeds of $50,000. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a “Warrant”).  Each Warrant entitles the holder thereof to acquire one additional share of common stock of the Company at an exercise price of $0.50 per share with an expiry date of two years from the date of issuance of the Warrants.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

6.  INCOME TAXES

The Company is subject to Canadian income taxes (to the extent of its operations in Canada) and Ugandan income taxes (to the extent of its operations in Uganda).  The Company had no income tax expense during the reported periods due to net operating losses.

A reconciliation of income tax expense to the amount computed at the statutory rates is as follows:

2006

Loss for the year	$(337,157)
Average statutory tax rate	35%

Expected income tax provision	$(118,005)
Unrecognized tax losses	118,005

Income tax expense	$--
=============

Significant components of deferred income tax assets are as follows:

2006

Net operating losses carried forward	$118,005
Valuation allowance	(118,005)

Net deferred income tax assets	$-
=============

The Company has net operating losses carried forward of $337,157 for Canadian and Ugandan tax purposes which will expire in 2026 if not utilized.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

7. SEGMENTED INFORMATION

The Company is operating in a single segment based upon the Company’s organizational structure, the way in which its operations are managed and evaluated, the availability of separate financial results and materiality considerations.  The Company’s assets by geographical location are as follows:

                                                                         July 31, 2006
Canada                                                               $     56,894
British Virgin Islands                                                          --
Uganda                                                                             --

Total                                                                      $  56,894
                                                                             =======

8. SUBSEQUENT EVENTS

On August 4, 2006, the Company issued 150,000 shares (each a “Share”) to one individual at a price of $0.02 per share for proceeds of $150 cash plus legal services valued at $2,850, for total proceeds of $3,000.

On September 1, 2006 the Company entered into an agreement to acquire one exploration license in Uganda (the “Lugazi license”) from Flemish Investments Limited for consideration consisting of:

  $25,000 cash due on the effective date of the agreement,
  issuance of 250,000 shares of the Company with a stated issue price of $0.05 per share  on the effective date, additional contingent consideration of 25,000 shares of the Company for each 25,000 economically mineable ounces of gold to be proven in the future to be a measured and indicated resource on the property covered by the Lugazi  license, up to a maximum of 300,000 shares.

The Company issued the 250,000 shares on September 1, 2006 and paid the cash consideration in February, 2007. As at July 9, 2007, registered ownership of the Lugazi license has not yet been transferred to the Company by Flemish.

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses.

On September 1, 2006 the Company entered into an agreement to acquire two exploration licenses in Uganda (the “Mubende licenses”) from Flemish Investments Limited for consideration consisting of:

  $25,000 cash due on the effective date of the agreement,
  issuance of 250,000 shares of the Company with a stated issue price of $0.05 per share  on the effective date,

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
July 31, 2006
(Expressed in US Dollars)

  additional contingent consideration of 25,000 shares of the Company for each 25,000 economically mineable ounces of gold to be proven in the future to be a measured and indicated resource on the property covered by the Lugazi  licenses, up to a maximum of 300,000 shares.

The Company issued the 250,000 shares on September 1, 2006 and paid the cash consideration in March, 2007. As at July 9, 2007, registered ownership of the Mubende licenses has not yet been transferred to the Company by Flemish.

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses.

On September 13, 2006, the Company received payment in full for the advances receivable from a related party (see note 3).

On October 1, 2006 the Company approved the incorporation of a 100%-owned subsidiary under the laws of Uganda to be named “African Mineral Fields Limited” and approved the transfer of exploration licenses and options on exploration licenses to the new subsidiary. As at July 9, 2007 the incorporation of the new subsidiary is pending.

On August 10, 2006, Flemish was granted an exploration license covering an area of approximately 148 square kilometers in Uganda, which it holds on behalf of the Company.

On May 9, 2007, the Company was granted two exploration licenses covering an area of approximately 159 square kilometers in Uganda.

On May 17, 2007, Flemish was granted an exploration license covering an area of approximately 471 square kilometers in Uganda, which it holds on behalf of the Company.

In the ten months ended May 31, 2007 the Company paid Flemish the remaining $15,000 cash option payments on the Mwerusandu licenses and the remaining $115,000 cash option payments on the Mitoma licenses.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Balance Sheet
(Expressed in US Dollars)
Unaudited- Prepared by Management

Note 2 - Basis of Presentation - going concern	April 30	July 31
	2007	2006

ASSETS

CURRENT ASSETS
Cash	$282	$36,894
Loan receivable from related party (Note 3)	-	10,000
Prepaid expenses and other	14,514	10,000

Total current assets	14,796	56,894

Mineral Property Licenses (Note 4)	-	-

Total assets	$14,796	$56,894
	===========	===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$140,122	$27,616
Accrued liabilities	25,000	26,935
Loans payable to related parties (Note 3)	344,908	-

Total current liabilities	510,030	54,551

COMMITMENTS AND CONTINGENCIES (Notes 1, 2, 4, 6, 8)

STOCKHOLDERS' EQUITY
Common stock (Note 5)
Authorized 50,000,000 shares without par value
Issued and outstanding 14,650,000 shares	367,500	339,500
Additional paid-in capital	6,297	-
Accumulated deficit during exploration stage	(869,031)	(337,157)

Total stockholders' equity	(495,234)	2,343

Total liabilities and stockholders' equity	$14,796	$56,894
	===========	===========

The accompanying notes to the financial statements are an integral part of these statements. 22

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Statement of Operations
(Expressed in US Dollars)
Unaudited- Prepared by Management

	Nine months ended April 30, 2007	Nine months ended April 30, 2006	Exploration stage from inception January 17, 2006 through April 30, 2007

EXPENSES
Consulting	$13,008	$940	$18,728
Professional fees	8,904	-	32,302
Exploration licenses	80,000	-	250,000
Geological expenses	378,894	-	509,210
Travel	17,217	-	23,052
Other administrative expenses	31,815	61	34,250

Total expenses	529,838	1,001	867,542

Gain (loss) on foreign currency transactions	(2,036)	10	(1,489)

Net (loss) for the period	$(531,874)	$(991)	$(869,031)
	===========	===========	============

Net loss per common share - basic and fully diluted:

Net (loss) for the period	$(0.04)	$(0.00)
	===========	===========

Weighted average number of common stock outstanding
	14,589,194	7,669,903
	===========	===========

The accompanying notes to the financial statements are an integral part of these statements. 23

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Statement of Cash Flows
(Expressed in US Dollars)
Unaudited- Prepared by Management

			Exploration stage from inception January 17, 2006 through April 30, 2007
	Nine months ended April 30, 2007	Nine months ended April 30, 2006

Cash (used in) operating activities:

Net (loss)	$(531,874)	$(991)	$(869,031)
Adjustments to reconcile net loss to net cash used in operating activities:

Stock issued / allotted for services and licenses	27,850	-	66,850
Imputed interest on loans from related parties	6,297	-	6,297
Net change in operating assets and liabilities:
Prepaid expenses and other current assets	(4,514)	(10,000)	(14,514)
Accounts payable	112,506	-	140,122
Accrued liabilities	(1,935)	-	25,000

Net cash (used in) operating activities
	(391,670)	(10,991)	(645,276)

Cash from financing activities:
Issue of shares	150	199,500	300,650
Subscriptions for shares	-	500	-
Loan made to related party	-	-	(10,000)
Collection of loan to a related party	10,000	-	10,000
Loans received from related parties	344,908	-	344,908

Net cash and cash equivalent from financing activities	355,058	200,000	645,558

Increase in cash	(36,612)	189,009	282

Cash, beginning of period	36,894	-	-

Cash, end of period	$282	$189,009	$282
	===========	===========	============

The accompanying notes to the financial statements are an integral part of these statements. 24

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Statement of Stockholders' Equity
(Expressed in US Dollars)
Unaudited- Prepared by Management

	Common Stock	Amount	Additional Paid-in Capital	Deficit Accumulated During Exploration Stage	Stockholders’ Equity

Balance at inception, January 17, 2006	-	$ -	$ -	$ -	$ -
Shares issued for cash of $0.01995 per share February 10, 2006	10,000,000	199,500	-	-	199,500
Shares issued at a price of $0.02 per share as consideration for transfer of exploration licenses May 8, 2006	1,000,000	20,000	-	-	20,000
Shares issued at a price of $0.02 per share June 8, 2006	1,000,000	20,000	-	-	20,000
Units issued for cash of $0.05 per unit June 8, 2006	1,000,000	50,000	-	-	50,000
Units issued for cash of $0.05 per unit July 18, 2006	1,000,000	50,000	-	-	50,000
Net loss for the year	-	-	-	(337,157)	(337,157)

Balance July 31, 2006	14,000,000	$ 339,500	$ -	$ (337,157)	$ 2,343

Shares issued at a price of $0.02 per share August 4, 2006	150,000	3,000	-	-	3,000
Shares issued at a price of $0.05 per share as consideration for transfer of exploration licenses September, 2006	500,000	25,000	-	-	25,000
Imputed interest on loans from related parties			6,297	-	6,297
Net loss for the year	-	-	-	(531,874)	(531,874)

Balance April 30, 2007	14,650,000	$ 367,500	$ 6,297	$ (869,031)	$ (495,234)
	===================================================

The accompanying notes to the financial statements are an integral part of these statements. 25

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

The Company was incorporated in the British Virgin Islands on January 17, 2006. Immediately upon incorporation the Company entered an exploration stage.

On May 8, 2006 the Company acquired an option to acquire a group of three exploration licenses in Uganda (the “Mwerusandu Licenses”) and a group of six exploration licenses in Uganda (the “Mitoma Licenses”) from an unrelated third party (the “Grantor”).

In order to exercise the option on the Mwerusandu licenses the Company would be required to pay $30,000 cash immediately and another $15,000 within three months, issue 500,000 shares to the Grantor and incur $2,000,000 on exploration of the licensed properties over three years. During the year ended July 31, 2006 the Company paid the first $30,000 cash and issued the 500,000 shares to the Grantor. During the nine months ended April 30, 2007 the Company paid an additional $5,000 cash.

In order to exercise the option on the Mitoma licenses the Company would be required to pay $20,000 cash immediately and another $100,000 within 30 days, another $60,000 within three months and another $55,000 within six months, issue 500,000 shares to the Grantor and incur $2,000,000 on exploration of the licensed properties over three years. During the year ended July 31, 2006 the Company paid the first $120,000 cash and issued the 500,000 shares to the Grantor.

During the nine months ended April 30, 2007 the Company continued exploration of these licensed properties. On August 10, 2006 the Company’s agent was granted an additional exploration license on behalf of the Company.

On September 1, 2006 the Company entered into an agreement to acquire one exploration licenses in Uganda (the “Lugazi license”) from the Grantor for consideration consisting of $25,000 cash, 250,000 shares with an agreed issue price of $0.05 per share or $12,500 in aggregate and additional contingent consideration of 25,000 shares of the Company for each 25,000 economically mineable ounces of gold proven in the future to be a measured and indicated resource on the property covered by the Lugazi  license, up to a maximum of 300,000 shares.

On September 1, 2006 the Company entered into an agreement to acquire two exploration licenses in Uganda (the “Mubende licenses”) from the Grantor for consideration consisting of $25,000 cash, 250,000 shares with an agreed issue price of $0.05 per share or $12,500 in aggregate and additional contingent consideration of 25,000 shares of the Company for each 25,000 economically mineable ounces of gold proven in the future to be a measured and indicated resource on the property covered by the Mubende licenses, up to a maximum of 300,000 shares.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

During the nine months ended April 30, 2007 the Company commenced exploration of the Lugazi and Mubende properties.

On October 1, 2006 the Company approved the incorporation of a 100%-owned subsidiary under the laws of Uganda to be named African Mineral Fields Limited and approved the transfer of exploration licenses and options on exploration licenses to the new subsidiary. As at July 9, 2007 the incorporation of the new subsidiary is pending.

Cash and Cash Equivalents

Cash equivalents comprise certain highly liquid instruments with a maturity of three months or less when purchased.  As at April 30, 2007, the Company did not have any cash equivalents.

Mineral Properties and Exploration Expenses

Mineral property acquisition, exploration and development costs are charged to operations as incurred until such time that proven or probable ore reserves are discovered.  From that time forward, the Company will capitalize all costs to the extent that future cash flow from reserves equals or exceeds the costs deferred.  The deferred costs will be amortized using the unit-of-production method when a property reaches commercial production. As at April 30, 2007, the Company did not have proven or probable reserves.

Asset Retirement Obligations

The Company has adopted SFAS No. 143, “Accounting for Asset Retirement Obligations” which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred.   SFAS No. 143 requires a liability to be recorded for the present value of the estimated site restoration costs with corresponding increase to the carrying amount of the related long-lived asset.  The liability will be accreted and the asset will be depreciated over the life of the related assets.  Adjustments for changes resulting from the passage of time and changes to either the timing or amount of the original present value estimate underlying the obligation will be made. As at April 30, 2007, the Company did not have any asset retirement obligations.

Advertising Expenses

Advertising expenses are expensed as incurred.

Foreign Currency

The administration of the Company is located primarily in Canada and the exploration operations are located in Uganda.  The Company maintains both U.S. Dollar and Canadian Dollar bank accounts. The functional currency is the U.S. Dollar. Transactions in foreign currencies are remeasured into the functional currency at the rate in effect at the time of the transaction.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

Remeasurement gains and losses that arise from exchange rate fluctuations are included in income or loss from operations.

Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles of United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Actual results could differ from those estimates.

Loss Per Share

Basic earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share is equal to the basic loss per share for the nine months ended April 30, 2007 because common stock equivalents consisting of warrants to acquire 2,000,000 shares of common stock that are outstanding at April 30, 2007 are anti-dilutive, however, they may be dilutive in future.

Fair Value of Financial Instruments

The carrying value of cash, accounts payable, accrued liabilities and loans payable at April 30, 2007 reflected in these financial statements approximates their fair value due to the short-term maturity of the instruments.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”.  Comprehensive income or loss includes net income or loss and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. In the nine months ended April 30, 2007 the Company had no comprehensive income other than net loss from operations.

Income taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes."  The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse.  A

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Concentrations

The Company uses one supplier to supply the exploration licenses and most of the manpower and technical expertise for the minerals exploration for the Company’s two exploration projects in Uganda.

The Company holds cash in bank accounts that are not insured against financial institution failure due to holding US currency in Canada.

Impairment of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.”  If impairment is deemed to exist, the asset will be written down to its fair value.  Fair value is generally determined using a discounted cash flow analysis.  As at April 30, 2007, the Company does not believe any adjustment for impairment is required.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions”.  SFAS No. 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance.  SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.  The adoption of FASB No. 153 does not have a material impact on the Company’s financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”. SFAS No. 154 replaces APB Opinion No. 20 “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements”. SFAS No. 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 does not have any impact on the Company’s financial statements.

There were various other accounting standards and interpretations issued during 2006 and toApril 30, 2007, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

2. BASIS OF PRESENTATION – GOING CONCERN

These financial statements have been prepared on a going-concern basis which assumes that the Company will be able to realize assets and discharge liabilities in the normal course of business for the foreseeable future.

The Company has experienced losses since the inception of the exploration stage amounting to $869,031 as of April 30, 2007.  As of April 30, 2007, the Company had a total of $282 in cash, however this amount is insufficient to sustain operations over the course of the next year. The Company has limited business operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.  The ability of the Company to meet its commitments as they become payable, including the completion of acquisitions, exploration and development of mineral properties and projects, is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations. There are no assurances that the Company will be successful in achieving these goals.

The Company is in the process of exploring and evaluating its optioned mineral properties and projects and has not yet determined whether these properties contain economically recoverable ore reserves.  The underlying value of the mineral properties is entirely dependent on the existence of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete development and upon future profitable production or sufficient proceeds from the disposition thereof.

These financial statements do not give effect to adjustments to the amounts and classifications to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

3. ADVANCES RECEIVABLE FROM AND PAYABLE TO RELATED PARTIES

The Company has received a loan of $60,000 from a company controlled by the indirectly controlling shareholder of the Company (July 31, 2006 – the company had loaned $10,000). The loan does not bear interest and has no specific terms of repayment.

The Company has received a loan of $284,908 from a shareholder of the Company. The loan does not bear interest and has no specific terms of repayment.

The Company has recognized imputed interest in the amount of $6,297 on the loans, which is included in other administrative expenses and in additional paid-in capital, since the imputed interest is not payable.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

4. MINERAL PROPERTIES

To July 31, 2006, the Company had entered into the following material agreements with respect to mineral properties and exploration licenses in Uganda.

Mwerusandu agreement

On May 8, 2006 the Company acquired an option to acquire a group of three exploration licenses in Uganda (the “Mwerusandu Licenses”) from an unrelated third party, Flemish Investments Limited and its affiliate, East African Mineral Resources  (collectively “Flemish”). In order to exercise the option on the Mwerusandu Licenses the Company would be required to:

  pay $30,000 cash to Flemish on the effective date of the agreement and another $15,000 within three months of the effective date, issue 500,000 shares to Flemish,
  incur $2,000,000 on exploration (including annual license rental payments) of the licensed properties on the following schedule:
    $350,000 within one year of the effective date of the agreement a cumulative total of $650,000 within two years of the effective date of the agreement a cumulative total of $2,000,000 within three years of the effective date of the agreement.

The Company paid the first $30,000 cash and issued the 500,000 shares on May 8, 2006. The Company has paid another $5,000 in the nine months ended April 30, 2007 (see also Note 8). Should the Company fail to complete the exercise of the option by completion of the exploration expenditures on the properties, formal ownership of the licenses would not be transferred to the Company. Upon completion of exercise of the option, transfer of the licenses will be subject to prior approval of the Uganda Commissioner of Geological Survey and Mines. The Company will also be required by Uganda law to employ a person who holds a prospecting license.

Once AMF successfully fulfills its obligations under the Mwerusandu Agreement to earn its interest in the Mwerusandu Property, Flemish is entitled to receive from AMF a net smelter returns royalty on a sliding scale between 0.5% (if the gold price is below $250/oz.) and 2.1% (if the gold price is above $1,200/oz.), depending on the price of gold when the NSR royalty is being paid. Should the Company put a mine into production on the property but not produce at a rate of at least 50,000 ounces of gold before the eighth anniversary of the effective date of the agreement, the Company will be required to pay compensation to Flemish equal to $25 per ounce for the shortfall.

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses on the Company’s behalf in partial exercise of the terms of the option.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

On August 10, 2006, Flemish was granted an additional exploration license (the “Kiana Mine” license) on behalf of the Company, which Flemish holds as agent for the Company. The Kiana Mine license is operationally part of the Mwerusandu project but is not subject to the exploration expenditure requirement under the Mwersuandu Agreement.

Mitoma agreement

On May 8, 2006 the Company acquired an option to acquire a group of five exploration licenses and one pending license (subsequently issued in August 2006) in Uganda (the “Mitoma Licenses”) from Flemish. In order to exercise the option on the Mitoma Licenses the Company would be required to:

  pay $20,000 cash to Flemish on the effective date of the agreement and additional amounts on the following schedule:
    another $100,000 within 30 days of the effective date
    another $60,000 within three months of the effective date, and another $55,000 within six months of the effective date.
  issue 500,000 shares to Flemish,
  incur $2,000,000 on exploration (including annual license rental payments) of the licensed properties on the following schedule:
    $350,000 within one year of the effective date of the agreement, a cumulative total of $650,000 within two years of the effective date of the agreement , a cumulative total of $2,000,000 within three years of the effective date of the agreement.

The Company paid the first $20,000 cash and issued the 500,000 shares on May 8, 2006 and paid $100,000 on June 28, 2006 (see also Note 8). Should the Company fail to complete the exercise of the option by completion of the exploration expenditures on the properties, formal ownership of the licenses would not be transferred to the Company. Upon completion of exercise of the option, transfer of the licenses will be subject to prior approval of the Uganda Commissioner of Geological Survey and Mines. The Company will also be required by Uganda law to employ a person who holds a prospecting license.

Once AMF successfully fulfills its obligations under the Mitoma Agreement to earn its interest in the Mitoma Property, Flemish is entitled to receive from AMF a net smelter returns royalty on a sliding scale between 0.5% (if the gold price is below $250/oz.) and 2.1% (if the gold price is above $1,200/oz.), depending on the price of gold when the NSR royalty is being paid. Should the Company put a mine into production on the property but not produce at a rate of at least 50,000 ounces of gold before the eighth anniversary of the effective date of the agreement, the Company will be required to pay compensation to Flemish equal to $25 per ounce for the shortfall.

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses on the Company’s behalf in partial exercise of the terms of the option.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

Lugazi licenses

On September 1, 2006 the Company entered into an agreement to acquire one exploration license in Uganda (the “Lugazi license”) from a shareholder for consideration consisting of:

  $25,000 cash due on the effective date of the agreement,
  issuance of 250,000 shares of the Company with a stated issue price of $0.05 per share  on the effective date, additional contingent consideration of 25,000 shares of the Company for each 25,000 economically mineable ounces of gold to be proven in the future to be a measured and indicated resource on the property covered by the Lugazi  license, up to a maximum of 300,000 shares.

The Company issued the 250,000 shares on September 1, 2006 and paid the cash consideration in February, 2007. As at July 9, 2007, registered ownership of the Lugazi license has not yet been transferred to the Company by Flemish. Transfer of the license is subject to prior approval of the Uganda Commissioner of Geological Survey and Mines. The Company will also be required by Uganda law to employ a person who holds a prospecting license.

The Company has hired Flemish to conduct exploration work on the properties covered by the license.

Mubende licenses

On September 1, 2006 the Company entered into an agreement to acquire two exploration licenses in Uganda (the “Mubende licenses”) from Flemish Investments Limited for consideration consisting of:

  $25,000 cash due on the effective date of the agreement,
  issuance of 250,000 shares of the Company with a stated issue price of $0.05 per share  on the effective date, additional contingent consideration of 25,000 shares of the Company for each 25,000 economically mineable ounces of gold to be proven in the future to be a measured and indicated resource on the property covered by the Lugazi  licenses, up to a maximum of 300,000 shares.

The Company issued the 250,000 shares on September 1, 2006 and paid the cash consideration in March, 2007. As at July 9, 2007, registered ownership of the Mubende licenses has not yet been transferred to the Company by Flemish. Transfer of the licenses is subject to prior approval of the Uganda Commissioner of Geological Survey and Mines. The Company will also be required by Uganda law to employ a person who holds a prospecting license.

The Company has hired Flemish to conduct exploration work on the properties covered by the licenses.

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

A summary of the licenses covered by the above option agreements and license acquisitions is as follows (annual rentals given in Ugandan Shillings amount, with total shown also in approximate $US amount):

EL	Concession	Project	Approx.		Area in Square km
Number	Name	Name	Location	Expiry date		Annual Rental

EL 0004	Nhcwero	Mitoma	Bushenyi	March 17, 2008	10.7	UGX 110,000
EL 0005	Kabira	Mitoma	Bushenyi	March 22, 2008	80.0	UGX 800,000
EL 0018	Nyamulindira	Mwerusandu	Rubaare	March 22, 2008	20.0	UGX 200,000
EL 0019	Mwerusandu N	Mwerusandu	Rubaare	March 22, 2008	19.0	UGX 190,000
EL 0022	Mwerusandu W	Mwerusandu	Rubaare	April 21, 2008	18.7	UGX 190,000
EL 0023	Kahungye	Mitoma	Bushenyi	April 21, 2008	19.2	UGX 200,000
EL 0024	Rutaka	Mitoma	Bushenyi	April 21, 2008	15.0	UGX 150,000
EL 0025	Rugoma	Mitoma	Bushenyi	April 21, 2008	16.0	UGX 160,000
EL 0117	Kabira East	Mitoma	Kitaka	August 9, 2009	138.1	UGX 1,440,000
EL 0020	Lugazi	Lugazi	Jinja	April 21, 2008	261.0	UGX 2,610,000
EL 0116	Kiana Mine	Mwerusandu	Rubaare	August 9, 2009	147.6	UGX 1,470,000
EL 0122	Singo North	Mubende	Mubende	August 9, 2009	500.0	UGX 5,000,000
EL 0123	Singo South	Mubende	Mityana	August 9, 2009	280.0	UGX 3,050,000

					1,525.3	UGX 15,570,000
					=========
						$9,089
						=============

5. COMMON STOCK

On August 4, 2006, the Company issued 150,000 shares (each a “Share”) to one individual at a price of $0.02 per share for proceeds of $150 cash plus legal services valued at $2,850, for total proceeds of $3,000.

On September 1, 2006 the Company issued 500,000 shares with a stated issue price of $0.05 per share for total proceeds of $25,000 as part consideration for the acquisition of the Lugazi and Mubende licenses.

6.  INCOME TAXES

The Company is subject to Canadian income taxes (to the extent of its operations in Canada) and Ugandan income taxes (to the extent of its operations in Uganda).  The company had no income tax expense during the reported periods due to net operating losses.

A reconciliation of income tax expense to the amount computed at the statutory rates is as follows:

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

Nine months ended April 30, 2007

Loss for the period	$(531,874)
Average statutory tax rate	35%

Expected income tax provision	$(186,156)
Unrecognized tax losses	186,156

Income tax expense	$--
=============

Significant components of deferred income tax assets are as follows:

April 30, 2007

Net operating losses carried forward	$304,161
Valuation allowance	(304,161)

Net deferred income tax assets	$-
=============

The Company has net operating losses carried forward of $869,031 for Canadian and Ugandan tax purposes which will expire in 2026 if not utilized.

7. SEGMENTED INFORMATION

The Company is operating in a single segment based upon the Company’s organizational structure, the way in which its operations are managed and evaluated, the availability of separate financial results and materiality considerations.  The Company’s assets by geographical location are as follows:

                                                                    April 30, 2007
Canada                                                            $     14,796
British Virgin Islands                                                        --
Uganda                                                                           --
Total                                                                $     14,796
                                                                         =======

AFRICAN MINERAL FIELDS INC.
(An Exploration Stage Company)
Notes to Financial Statements
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

8. SUBSEQUENT EVENTS

On May 9, 2007, the Company was granted two exploration licenses covering an area of approximately 159 square kilometers in Uganda.

On May 17, 2007, Flemish was granted an exploration license covering an area of approximately 471 square kilometers in Uganda, which it holds on behalf of the Company.

In May, 2007 the Company paid $125,000 to Flemish to complete the exercise of the cash portion of the Mwerusandu and Mitoma license option agreements.

MAGNUS INTERNATIONAL RESOURCES INC.
Pro forma Consolidated Financial Information
July 31, 2006
(Expressed in US Dollars)
Unaudited – Prepared by Management

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated statement of operations and explanatory notes give effect to the acquisition of African Mineral Fields Inc. (“African”) by Magnus International Resources Inc. (“Magnus”).

The pro forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated statement of operations has been prepared utilizing the historical financial statements of Magnus and African and should be read in conjunction with the historical financial statements and notes thereto.

The transactions giving rise to the consolidated entity are a purchase by Magnus of all the shares of African on May 1, 2007 in consideration for 6,000,000 common shares and 200,000 preferred shares of Magnus.

The pro forma consolidated statement of operations has been prepared as if the acquisition had been consummated on August 1, 2005 and carried through to July 31, 2006.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

MAGNUS INTERNATIONAL RESOURCES INC.
(An Exploration Stage Company)
Pro forma Consolidated Statements of Operations
For the year ended July 31, 2006
(Expressed in US Dollars)
Unaudited- Prepared by Management

	Magnus	African Mineral Fields Inc.	Pro forma adjustment	Pro forma

EXPENSES
Consulting	$1,022,398	$5,720	$-	$1,028,118
Finder fees	-	-	-	-
Investor relations	1,728,729	-	-	1,728,729
Legal and professional fees (Note 2)	397,700	23,398	2,850	423,948
Exploration licenses (Notes 1 and 2)	845,066	170,000	53,707	1,068,773
Geological expenses	2,406,726	130,316	-	2,537,042
Amortization	77,980	-	-	77,980
Salaries and benefits	341,438	-	-	341,438
Stock-based compensation	1,068,142	-	-	1,068,142
Travel	433,692	5,835	-	439,527
Other administrative expenses	1,079,963	2,435	-	1,082,398

Total expenses	9,401,834	337,704	56,557	9,796,095

Gain on foreign currency transactions	-	547	-	547

Net (loss) for the period	(9,401,834)	(337,157)	(56,557)	(9,795,548)

Other comprehensive income (loss)
Foreign currency translation	(14,703)	-	-	(14,703)

Comprehensive (loss)	$(9,416,537)	$(337,157)	$(56,557)	$(9,810,251)
	===========	===========	===========	===========

Net loss per common share - basic and fully diluted:
Net (loss) for the period	$(0.27)	$(0.03)		(0.24)
	===========	===========		===========

Weighted average number of common stock outstanding
	34,808,816	9,734,694		40,808,816
	===========	===========		===========

MAGNUS INTERNATIONAL RESOURCES INC.
Pro forma Consolidated Financial Information
July 31, 2006
(Expressed in US Dollars)
Unaudited – Prepared by Management

EXPLANATORY NOTES

Pro forma adjustments

None.

Assumptions

  The number of shares used in the pro forma net loss per share is based on the weighted average number of shares of Magnus that  would have been outstanding in the year had the acquisition occurred on August 1, 2005.

MAGNUS INTERNATIONAL RESOURCES INC.
Pro forma Consolidated Financial Information
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated balance sheet, pro forma consolidated statement of operations and explanatory notes give effect to the acquisition of African Mineral Fields Inc. (“African”) by Magnus International Resources Inc. (“Magnus”).

The pro forma consolidated balance sheet, pro forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated balance sheet and the pro forma consolidated statement of operations have been prepared utilizing the historical financial statements of Magnus and African and should be read in conjunction with the historical financial statements and notes thereto.

The transactions giving rise to the consolidated entity are a purchase by Magnus of all the shares of African on May 1, 2007 in consideration for 6,000,000 common shares and 200,000 preferred shares of Magnus.

The pro forma consolidated statement of operations has been prepared as if the acquisition had been consummated on August 1, 2006 and carried through to April 30, 2007. The pro forma consolidated balance sheet has been prepared as if the acquisition was consummated on April 30, 2007.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

MAGNUS INTERNATIONAL RESOURCES INC.
(An Exploration Stage Company)
Pro forma Consolidated Balance Sheets
April 30, 2007
(Expressed in US Dollars)
(Unaudited - Prepared by Management)

	Magnus	African Mineral Fields Inc.	Pro forma adjustment	Pro forma

ASSETS

CURRENT ASSETS
Cash	$1,617,698	$282	$-	$1,617,980
Advances receivable from related party	-	-	-	-
Prepaid expenses and other	55,868	14,514	-	70,382
Deposit receivable	-	-	-	-

Total current assets	1,673,566	14,796	-	1,688,362

Fixed assets	500,111	-	-	500,111

Total assets	$2,173,677	$14,796	$-	$2,188,473
	==========	=========	=========	==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$838,426	$140,122	$-	$978,548
Accrued liabilities	662,488	25,000	-	687,488
Loans from shareholders and other related parties	762,578	344,908	-	1,107,486

Total current liabilities	2,263,492	510,030	-	2,773,522

COMMITMENTS

STOCKHOLDERS' EQUITY
Common stock
Authorized 100,000,000 shares at par value of $0.001 each
Issued and outstanding 44,791,490 (Notes 1 and 2)	38,792	367,500	(361,500)	44,792
Preferred stock
Authorized 1,000,000 shares at par value of $0.001 each
Issued and outstanding 100,000 Series "A"	100	-	-	100
Issued and outstanding 200,000 Series "B" (Note 1)	-	-	200	200
Subscriptions received	1,920,000	-	-	1,920,000
Promissory notes receivable for subscriptions	-	-	-	-
Common stock to be issued	537,620	-	-	537,620
Additional paid-in capital (Notes 1 and 2)	15,281,510	6,297	(507,731)	15,281,510
Accumulated deficit prior to exploration stage (Notes 1 and 2)	(77,143)	-	-	(77,143)
Accumulated deficit during exploration stage	(17,764,150)	(869,031)	869,031	(18,265,584)
Accumulated other comprehensive income (loss)	(26,544)	-	-	(26,544)

Total stockholders' equity	(89,815)	(495,234)	-	(585,049)

Total liabilities and stockholder's equity	$2,173,677	$14,796	$-	$2,188,473
	==========	=========	=========	==========

MAGNUS INTERNATIONAL RESOURCES INC.
(An Exploration Stage Company)
Pro forma Consolidated Statements of Operations
For the nine months ended April 30, 2007
(Expressed in US Dollars)
(Unaudited - Prepared by Management)

	Magnus	African Mineral Fields Inc.	Pro forma adjustment	Pro forma

EXPENSES
Consulting	$78,400	$13,008	$-	$91,408
Project finder fees	-	-	-	-
Investor relations	2,336	-	-	2,336
Legal and professional fees	147,117	8,904	-	156,021
Exploration licenses	1,428	80,000	501,434	582,862
Geological expenses	231,893	378,894	-	610,787
Amortization	25,701	-	-	25,701
Salaries and benefits	98,206	-	-	98,206
Stock-based compensation	89,263	-	-	89,263
Travel	51,099	17,217	-	68,316
Loss on foreign currency transactions	-	2,036	-	-
Other administrative expenses	69,066	31,815	-	100,881

Total expenses	794,509	531,874	501,434	1,825,781

Net (loss) for the period	(794,509)	(531,874)	(501,434)	(1,825,781)

Other comprehensive income (loss)
Foreign currency translation	(14,619)	-	-	(14,619)

Comprehensive (loss)	$(809,128)	$(531,874)	$-	$(1,840,400)
	==========	==========	==========	==========

Net loss per common share - basic and fully diluted:
Net loss for the period	(0.02)	(0.04)		(0.04)
	==========	==========		==========

Weighted average number of common stock outstanding	37,027,683	14,589,194		43,027,683
	==========	==========		==========

MAGNUS INTERNATIONAL RESOURCES INC.
Pro forma Consolidated Financial Information
April 30, 2007
(Expressed in US Dollars)
Unaudited – Prepared by Management

EXPLANATORY NOTES

Pro forma adjustments

  The issue of 6,000,000 Magnus common shares and 200,000 Magnus preferred shares as consideration for the acquisition of African has been valued at the historical cost of the underlying assets acquired, since the transaction is between related parties (the same person indirectly controls and is chief executive and a director of both companies) and it would therefore be inappropriate to recognize any increase in net assets as a result of the transaction. The stock capital recognized for the Magnus shares issued in the acquisition transaction is equal to the par value of the shares. The historical cost of the net assets of African is a negative value. The excess of the par value of the Magnus shares issued as consideration over the adjusted book value of net assets of African has been allocated to additional paid-in capital.

  The elimination of the investment in subsidiary of Magnus and share capital, additional paid-in capital and deficit of African consistent with consolidation accounting treatment generally accepted for acquisition transactions.

Assumptions

  The number of shares used on the pro forma net loss per share is based on the weighted average number of shares of Magnus that  would have been outstanding in the year had the acquisition occurred on August 1, 2006.